Subsequent event	12 Months Ended
Dec. 31, 2016
Subsequent event
Subsequent event

29. Subsequent event

        On January 1, 2017, the Company granted 900,000 restricted shares to its senior management, at the same date, the Company also granted 1,320,000 stock options to its senior management at the exercise price of US$13.67 per ordinary share pursuant to the Company's 2014 Share Incentive plan. Twenty five percent of the restricted shares and stock options will be vested and become exercisable on the first anniversary of the grant date; and the remaining seventy five percent of the restricted shares and stock option will be vested and become exercisable on a monthly basis over a three-year period ending on the fourth anniversary of the grant date, so that each installment of 1/48 of the restricted shares and stock option will vested and become exercisable by the end of each full-month period after the first anniversary of the grant date until the fourth anniversary of the grant date.